SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Dividend Capital Realty Income Allocation Fund

YOUR VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY TODAY

March 31, 2006

Dear Shareholders:

We have previously mailed to you proxy materials in connection with the Annual Meeting of Shareholders of Dividend Capital Realty Income Allocation Fund scheduled to be held on April 27, 2006. Your vote is requested for this important meeting.

According to our latest records, we have not yet received your proxy for this meeting. The Fund’s Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the nominee for Class I Trustee, “FOR” the nominee for Class II Trustee and “FOR” approval of the new advisory agreement under Proposal 2.

The approval of the new advisory agreement under Proposal 2 requires a quorum of a majority of the outstanding shares with two-thirds of the votes cast on the proposal voting in the affirmative. Accordingly, the vote of all shareholders, large and small, is important. Please act today to vote your proxy and to avoid further solicitation costs to the Fund.

We urge you to vote promptly – by voting by telephone, via the Internet, or by signing, dating and returning the enclosed duplicate proxy or voting instruction form in the postage-paid return envelope provided. See additional instructions on the reverse side of this letter.

Thank you for your cooperation.

Sincerely,

/s/ Derek Mullins

DEREK MULLINS

SECRETARY

YOUR VOTE IS IMPORTANT

Please help the Fund save additional solicitation costs by voting promptly by telephone, via the Internet, or by signing, dating and mailing your proxy or voting instruction form today. Please refer to your proxy or voting instruction form for instructions. Street name shareholders: Your broker or bank cannot vote your shares on the new advisory agreement proposal unless it receives your specific instructions. Please vote your shares promptly. If you have any questions or need assistance voting your shares, please call our proxy solicitor D. F. King & Co., Inc., toll-free at 1-800-488-8075.

3 EASY WAYS TO VOTE

Help the Fund avoid the expense of further solicitation by voting today. You may use one of the following simple methods to vote your shares:

1.	Vote by Telephone. Call the toll-free number listed for this purpose on your proxy or voting instruction form. Have your control number listed on the form ready and follow the simple instructions.

2.	Vote by Internet. Go to the website listed on your proxy or voting instruction form. Have your control number listed on the form ready and follow the simple instructions.

3.	Vote by Mail. Mark, sign, date and return your proxy or voting instruction form in the postage-paid return envelope provided.

PLEASE ACT TODAY